As filed with the Securities and Exchange Commission on January 26, 2006
                                                Registration Nos.  333-131266
                                                                   333-131266-01
                                                                   333-131266-02
                                                                   333-131266-03
                                                                   333-131266-04

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------
                                 POST-EFFECTIVE
                               AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                           --------------------------

MORGAN STANLEY                                    DELAWARE                       36-3145972
MORGAN STANLEY CAPITAL TRUST VII                  DELAWARE                       13-7308503
MORGAN STANLEY CAPITAL TRUST VIII                 DELAWARE                       20-1390869
MORGAN STANLEY CAPITAL TRUST IX                   DELAWARE                       20-1391139
MORGAN STANLEY CAPITAL TRUST X                    DELAWARE                       20-1391361
  (Exact name of each Registrant       (State or other jurisdiction of         (I.R.S. Employer
   as specified in its charter)         incorporation or organization)       Identification Number)

                           --------------------------

                                  1585 Broadway
                            New York, New York 10036
                                 (212) 761-4000
    (Address, including zip code, and telephone number, including area code, of Registrants' principal executive offices)

                             Ronald T. Carman, Esq.
                           Vice President, Counsel and
                               Assistant Secretary
                                 Morgan Stanley
                                  1585 Broadway
                            New York, New York 10036
                                 (212) 761-4000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                                   Copies To:
       Jeffrey Small, Esq.
      John M. Brandow, Esq.                        Joseph W. Armbrust, Esq.
      Davis Polk & Wardwell                           Sidley Austin LLP
      450 Lexington Avenue                            787 Seventh Avenue
     New York, New York 10017                      New York, New York 10019
                           --------------------------

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

     If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. |X|

     If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. |_|
================================================================================

                                EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to the registration statement is being filed for the sole purpose of checking the box indicating that the securities registered on this form S-3ASR are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended. No changes have been made to the prospectuses that form Part I or to Part II of the registration statement. Accordingly, they have been omitted.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, Morgan Stanley certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, as of this 26th day of January, 2006.

                                          MORGAN STANLEY
                                          (Registrant)


                                          By:       /s/ Martin M. Cohen
                                               ---------------------------------
                                               Name:   Martin M. Cohen
                                               Title:  Assistant Secretary


     Pursuant to the requirement of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed below by the following persons on behalf of Morgan Stanley and in the capacities indicated as of this 26th day of January, 2006.

           Signature                                    Title
           ---------                                    -----

               *                         Chairman of the Board, Director and
--------------------------------               Chief Executive Officer
          John J. Mack

               *                            Executive Vice President and
--------------------------------               Chief Financial Officer
        David H. Sidwell                    (Principal Financial Officer)

               *                     Controller and Principal Accounting Officer
--------------------------------
         Paul C. Wirth

               *                                      Director
--------------------------------
         Roy J. Bostock

               *                                      Director
--------------------------------
       Erskine B. Bowles

               *                                      Director
--------------------------------
      Sir Howard J. Davies

               *                                      Director
--------------------------------
        C. Robert Kidder

               *                                      Director
--------------------------------
        Charles H. Noski

               *                                      Director
--------------------------------
       O. Griffith Sexton

           Signature                                    Title
           ---------                                    -----

               *                                      Director
--------------------------------
      Laura D'Andrea Tyson

               *                                      Director
--------------------------------
        Klaus Zumwinkel


  *  By:      /s/ Martin M. Cohen
         -----------------------------
         Name:  Martin M. Cohen
         Title: Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, Morgan Stanley Capital Trust VII, Morgan Stanley Capital Trust VIII, Morgan Stanley Capital Trust IX and Morgan Stanley Capital Trust X each certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, as of this 26th day of January, 2006.


                                          MORGAN STANLEY CAPITAL TRUST VII


                                          By: Morgan Stanley

                                          By:         /s/ Jai Sooklal
                                              ----------------------------------
                                              Name:  Jai Sooklal
                                              Title: Assistant Treasurer


                                          MORGAN STANLEY CAPITAL TRUST VIII


                                          By: Morgan Stanley

                                          By:         /s/ Jai Sooklal
                                              ----------------------------------
                                              Name:  Jai Sooklal
                                              Title: Assistant Treasurer


                                          MORGAN STANLEY CAPITAL TRUST IX


                                          By: Morgan Stanley

                                          By:         /s/ Jai Sooklal
                                              ----------------------------------
                                              Name:  Jai Sooklal
                                              Title: Assistant Treasurer


                                          MORGAN STANLEY CAPITAL TRUST X


                                          By: Morgan Stanley

                                          By:         /s/ Jai Sooklal
                                              ----------------------------------
                                              Name:  Jai Sooklal
                                              Title: Assistant Treasurer